UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)   August 25 , 2004
                                                     --------------------

                              TRUST LICENSING, INC
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  000-18689                            06-1238435
           (Commission File Number)          (IRS Employer Identification No.)

     950 South Pine Island Road, Suite A150-1094, Plantation, Florida 33324
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       (Address of Principal Executive Offices)                   (Zip Code)

                                  (954)727-8218
              (Registrant's Telephone Number, Including Area Code)

                           NEW MOUNTAINTOP CORPORATION
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          (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement   communications   pursuant  to  Rule   13e-4(c)
            under  the  Exchange  Act  (17  CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 24, 2004 the Registrant through a newly formed wholly owned subsidiary acquired, by merger, all of the assets and business of Trust Licensing, LLC, a Florida limited liability company ("Trust"). As consideration for the merger the Registrant issued 270,072,000 shares of Registrant's common stock, par value $.0001 per share representing approximately 93% of the issued and outstanding shares of Registrant (after giving effect to the 1:10 reverse stock split described in Item 5.03 below). These shares were issued to the members of Trust Licensing, LLC, as follows: 195,054,000 shares to Irrevocable Trust Agreement III, Jay Howard Linn, Trustee, 65,018,000 shares to Jeffrey W. Sass and 10,000,000 shares to Michael Moore representing all of the members of Trust Licensing, LLC.

     As part of the merger the Registrant redeemed 2,000,000 (post-split) shares of its common stock from Marc Golden, the sole director and former principal shareholder of Registrant for a cash consideration of $135,000. The cash was provided by Trust Licensing, LLC. Immediately prior to the Closing, Trust Licensing, LLC borrowed $165,000 from Irrevocable Trust Agreement III, Jay Howard Linn, Trustee, a related party, for a term of nine months with interest at the annual rate of four (4%) percent. Registrant used all of the borrowed money to fund the cash consideration and broker fees related to the transaction. In addition, as part of the merger Mr. Leigh M. Rothschild, the founder of Trust, was elected to the Board of Directors of Registrant and became its Chairman. The officers of Trust became the officers of Registrant as follows:
Jeffrey W. Sass, President and Chief Executive Officer and Michael R. Moore, Executive Vice President and Secretary. See Item 2 below for further details of the merger.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On August 24, 2004 the Registrant through a newly formed wholly owned subsidiary acquired, by merger, all of the assets and business of Trust. As consideration for the merger the Registrant issued 270,072,000 shares of Registrant's common stock, par value $.0001 per share representing approximately 93% of the issued and outstanding shares of Registrant (after giving effect to the 1:10 reverse stock split described in Item 5.03 below). These shares were issued to the members of Trust as described in Item 1.01 above.

     Trust is a technology and intellectual property company that currently architects and licenses various technology concepts, with a wide range of potential commercial applications.

     Trust was originally formed to leverage an existing patent portfolio and related intellectual property and technology in order to build a collection of licensees in the areas of entertainment content (film, music, video), education, advertising, travel and promotion. In addition to pursuing direct licensing royalty arrangements it also seeks to enforce its existing issued patent and any subsequently issued or acquired issued patents against those that infringe, Trust may also actively incubate and/or acquire minority equity interests in select growth-oriented companies that can benefit from integration and utilization of Trust-owned intellectual property. Trust may also seek to acquire additional patents and patent portfolios.

     The core initial asset of Trust is US Patent #6,101,534, "Interactive, Remote, Computer Interface System." ("'534 Patent"). Trust also has filed three additional patent applications with the USPTO.

     In general, the claims of the `534 Patent cover technology that allows multimedia content stored on a removable local media (including, but not limited to CD-ROM and DVD-ROM discs) to be "controlled" or "released" for access by the user by visiting a related website on the Internet. For example, if a CD or DVD is placed in the computer drive and a user visits the appropriate web site, when that user then clicks on a link on the website, content is released, unlocked or played back from the CD or DVD. The precise claims allowed by the USPTO are set forth specifically in the terms of the `534 Patent.

     The management of Trust is as follows and each of the persons listed below have become officers of Registrant and Mr. Rothschild has also become a Director and Chairman of Registrant:

     Leigh M. Rothschild, Chairman (52): Mr. Rothschild is currently Chairman and Founder of Trust. Mr. Rothschild is an established inventor who to date has been the inventor of six issued US patents and five pending patents with various patents pending worldwide. Mr. Rothschild has licensed his patent portfolio to several companies. From October 1998 through February 2004, Mr. Rothschild was Chairman and founder of BarPoint.com a publicly traded wireless information company. In February 2004 BarPoint engaged in a reverse merger transaction with Fundever, Inc. and BarPoint subsequently changed its name to LoyaltyPoint, Inc. (OTCBB: LYLP). Prior to founding BarPoint Mr. Rothschild was President and Chief Executive Officer of IntraCorp Entertainment, Inc., a consumer software company with worldwide product distribution. Rothschild is a former presidential appointee to the High-Resolution Board for the United States under former President George H. W. Bush. He has served three Florida governors on technology boards and served as a special advisor to then Florida Secretary of Commerce Jeb Bush. Mr. Rothschild currently serves on the IT Florida Technology Board as an appointee of the Governor (Bush). In the past Presidential election, Mr. Rothschild chaired the Bush/Cheney Florida Technology Leadership Council. Prior to founding Intracorp in 1984, Rothschild was a real estate investor and founded several high technology companies. Mr. Rothschild chairs the Rothschild Family Foundation, which has given endowments to outstanding charities and institutions including the Tampa Children's Home, Miami Symphony, and the University of Miami School of Business. Mr. Rothschild is also active in the Rothschild Entrepreneurial Prize at the University of Miami School of Business. Rothschild has an undergraduate degree from the University of Miami, where he also completed the Graduate Program in Management Studies.

     Jeffrey W. Sass, President and Chief Executive Officer (45): A veteran of the entertainment, licensing, and computer industries, Jeffrey Sass is currently President and CEO and a co-founder of Trust. From October 1998 through December 2001, Mr. Sass was co-founder and Chief Operating Officer of BarPoint.com, a wireless information company. Mr. Sass became BarPoint's President and Chief Executive Officer in January 2002 and served in that capacity through February 2004 when BarPoint engaged in a reverse merger transaction with Fundever, Inc. and BarPoint subsequently changed its name to LoyaltyPoint, Inc. (OTC BB: LYLP). Previously Mr. Sass has held management, production, and marketing positions at companies including Gametek, Inc., (1994-1995), Intracorp Entertainment (1995-1997), and Troma Entertainment (1987-1994). At Troma, he started and ran the independent movie studio's licensing and merchandising division, working closely with more than 70 manufacturers worldwide including Marvel Comics, Playmates Toys, Golden Books Publishing, Sega, Bandai and more. After Intracorp, in July 1997, Jeff formed the Marketing Machine, a full-service marketing agency and consultant firm, servicing clients in computer hardware, software and other industries. Mr. Sass is a graduate of Cornell University.

     Michael R. Moore, Executive Vice President, Business & Legal Affairs (36):
Michael R. Moore, Executive Vice President, Business & Legal Affairs: Michael is a corporate transactional attorney, with over ten years of experience in business development and venture capital, focusing primarily in the Internet and technology industry. Prior to joining Trust, from July 2000 through February 2004 Mr. Moore was Vice President of Business & Legal Affairs of BarPoint.com (OTC BB: BPNT), a wireless information company. In February 2004 BarPoint engaged in a reverse merger transaction with Fundever, Inc.and BarPoint subsequently changed its name to LoyaltyPoint, Inc. (OTCBB: LYLP). Previously, from the fall of 1994 through early 1997 Mr. Moore worked as a senior associate in the corporate transactions and commercial litigation department at a large law firm where he co-founded the firm's technology committee and thereafter, from early 1997 through July 2000 held a senior management position at HotOffice Technologies, Inc., the developer of an award-winning Intranet service. Mr. Moore simultaneously received his Juris Doctor, cum laude, and his Master of Business Administration, with highest distinction, from the State University of New York at Buffalo in 1993.

     As part of the merger the Registrant's name has been changed to Trust Licensing, Inc. and the Registrant entered into two (2) year employment agreements with Messrs. Rothschild, Sass and Moore at annual base salaries of $175,000, $175,000, and $132,000, respectively. In addition, the Registrant entered into a two year consulting agreement with Mr. Marc Golden, the former sole Director of Registrant, for a consideration of $2,500 per month.

ITEM 5.01    CHANGES IN CONTROL OF REGISTRANT

     See Items 1.01 and Items 2.01 above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     See Items 1.01 and Items 2.01 above. In addition, Mr. Mark Golden, a Director of the Registrant, has agreed to resign upon the mailing to Registrant's shareholders of an information statement in compliance with Regulation 14C and Rule 14f-1 under the Securities and Exchange Act of 1934.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
               FISCAL YEAR

     As part of the merger, the Registrant agreed to amend its Certificate of Incorporation in order to: (i) change the name of Registrant from New Mountaintop Corporation to Trust Licensing, Inc.; and (ii) effectuate a 1:10 reverse stock split having a record date prior to the issuance of the shares described in Item 1.01 above. No fractional shares shall be issued. In lieu of fractional shares, each fractional share shall receive the fair value of the fractional share in cash or as otherwise provided for in Section 155 of the DGCL.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business required.

                   To be filed by amendment.

     (b) Pro Forma Financial Information.

                   To be filed by amendment.

     (c) Exhibits.

1. Agreement and Plan of Merger Among New MountainTop Corporation, Trust Licensing, Inc. and Trust Licensing, LLC dated August 24, 2004.

2. Employment Agreement with Leigh M. Rothschild.

3. Employment Agreement with Jeffrey W. Sass.

4. Employment Agreement with Michael R. Moore.

5. Articles of Merger of Trust Licensing, Inc. and Trust Licensing, LLC.

6. Amendment of the Certificate of Incorporation of New Mountaintop Corporation.

7. Consulting Agreement with Mark Golden

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               TRUST LICENSING, INC. f/k/a NEW MOUNTAINTOP CORPORATION
                                 (Registrant)

               By: /s/ Jeffrey W. Sass, President and Chief Executive Officer



DATED: August 25, 2004